SUPPLEMENT DATED SEPTEMBER 15, 2004
                      TO ICON SECTOR FUNDS PROSPECTUS DATED
                                JANUARY 29, 2004


Effective September 15, 2004, the ICON Short-Term Fixed Income Fund will close to new investors. Existing shareholders in the Fund as of that date who continuously maintain an open account may continue to purchase shares of the Fund.

However, the ICON Funds Board of Trustees has approved liquidating the ICON Short-Term Fixed Income Fund. The Board has approved the filing and mailing of an Information Statement on or about October 5, 2004 to provide shareholders with information concerning the liquidation. Effective on or about October 26, 2004, the Short-Term Fixed Income Fund will no longer offer its shares to investors and will cease operations.